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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 29549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 19, 2000

                               GIANT GROUP, LTD.
                       9440 Santa Monica Blvd., Suite 407
                            Beverly Hills, CA  90210
                                (310) 273 5678

                        State of Incorporation: Delaware

                         Commission File Number: 1-4323

                    IRS Employer Identification: 23-0622690

      Former address since last Form 8-K: 9000 Sunset Blvd., 16/th/ Floor
                                             Los Angeles, California 90069
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Item 4.     Changes in Registrant's Certifying Accountant.
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     1.  On July 19, 2000, Registrant dismissed Arthur Andersen LLP ("Arthur
     Andersen") as its auditors.

     2. Arthur Andersen's Report dated April 12, 2000 on Registrant's financial statements for the year ended December 31, 1999 and its Dual dated Report of March 12 and 25, 1999 for the year ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and both Reports were not qualified or modified as to audit scope or accounting principles. However, Arthur Andersen's Report dated April 12, 2000 on Registrant's financial statements for the year ended December 31, 1999 was modified to include a paragraph on the Registrant's ability to continue as a going concern.

     3. The decision to dismiss Arthur Andersen and engage new auditors was approved by the Registrant's Audit Committee of the Board of Directors.

     4. During the Registrant's fiscal years ended December 31, 1999 and 1998, and the subsequent interim period, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to Arthur Andersen's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its Report.

     5. During Registrant's fiscal years ended December 31, 1999 and 1998 and the subsequent interim period:

          (a) Arthur Andersen has advised the Registrant by a Material Weakness Letter dated May 19, 2000 that during the course of their audit work in connection with the sales cutoff at December 31, 1999 , certain documents may have been altered and that controls surrounding the sales cutoff were not operating effectively. Adjustments related to sales that were not recorded in the proper periods were made but no modification to Arthur Andersen's Report was made.

          (b) Arthur Andersen has not advised Registrant that information has come to Arthur Andersen's attention that has led Arthur Andersen to no longer be able to rely on Management's representations, or that has made Arthur Andersen unwilling to be associated with the financial statements prepared by Management.

          (c) Arthur Andersen has not advised Registrant that Arthur Andersen has needed to expand significantly the scope of its audit [other than the sales cutoff matter stated in paragraph (a) above], or that information has come to Arthur Andersen's attention during such time period that if further investigated may (i) materially impact the fairness or reliability of either a previously-issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most-recent financial statements covered by an audit report or
          (ii) cause Arthur Andersen to be unwilling to rely on Management's representations or be associated with the Registrant's financial statements.
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          6.  Management of the Registrant has not yet engaged any accounting firm to examine the books and accounts of the Registrant for the fiscal year ending December 31, 2000.

          7. Registrant has not, during its fiscal years ended December 31, 1999 and 1998, and the subsequent interim period, consulted with any accounting firm regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Registrant's financial statements

     Item 7.      Financial Statements and Exhibits.
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          Exhibit 16. Letter of Arthur Andersen LLP regarding change in certifying Accountant.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





     Date: July 26, 2000          By: /s/ Pasquale A. Ambrogio
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                                  Controller and Chief Accountant